SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: April 8, 1999
(Date of earliest event reported)

Commission File No. 333-65481





                      Norwest Asset Securities Corporation
--------------------------------------------------------------------------------



        Delaware                                        52-1972128
--------------------------------------------------------------------------------
(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                        21703
--------------------------------------------------------------------------------
Address of principal executive offices                  (Zip Code)



                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.   Other Events
          ------------

         Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------------                           -----------

     (99)                                   Collateral Term Sheets
                                            prepared by Norwest Asset
                                            Securities Corporation in
                                            connection with Norwest
                                            Asset Securities Corporation,
                                            Mortgage Pass-Through
                                            Certificates, Series 1999-11

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     NORWEST ASSET SECURITIES CORPORATION

April 8, 1999
                                     By:          /s/ Alan S. McKenney
                                          ------------------------------------
                                          Alan S. McKenney
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                             Paper (P) or
Exhibit No.        Description                               Electronic (E)
-----------        -----------                               --------------

   (99)            Collateral Term Sheets                    E
                   prepared by Norwest
                   Asset Securities
                   Corporation in connection
                   with Norwest Asset
                   Securities Corporation, Mortgage
                   Pass-Through Certificates, Series 1999-11